Summary Prospectus
Strategic Call Overwriting Fund
At a meeting held on February 24, 2020, the Board of Trustees of Russell Investment Company (“RIC”), upon the recommendation of Russell Investment Management, LLC, approved a Plan of Reclassification to reclassify Class E Shares as Class S Shares (the “Reclassification”). The Reclassification was completed on July 9, 2020. For more details regarding the Reclassification, please see the Supplement dated April 9, 2020 to the Prospectus dated March 1, 2020.
At a meeting held on August 3, 2020, the Board of Trustees of RIC approved the liquidation of the Strategic Call Overwriting Fund pursuant to a Plan of Liquidation and Dissolution of Sub-Trust (the “Plan”). Shareholders of the Fund may redeem their Shares prior to the liquidation date. Effective at the close of business on August 4, 2020, the Fund will be closed to new shareholders and stop accepting orders from existing shareholders to purchase additional Shares. Effective August 4, 2020, the Fund will no longer pursue its investment objective or engage in any business activities except for the purpose of winding up its business affairs and distributing its investment income, capital gains and remaining assets to shareholders. The Plan provides for the liquidation of the Fund’s assets on or before September 17, 2020 and a liquidating distribution to be paid to each Fund’s shareholders of all of the proceeds of the liquidation as promptly as possible after the liquidation date. Please see the Supplement dated August 4, 2020 to the Fund’s Prospectus dated March 1, 2020 for additional information.
March 1, 2020, as supplemented through August 4, 2020

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information (SAI), reports to shareholders and other information about the Fund online at http://hosted.rightprospectus.com/RIC/. You can also get this information at no cost by calling 1-800-787-7354 or by sending an e-mail to: service@russellinvestments.com. The Fund's Prospectus and SAI, both dated March 1, 2020, as supplemented through August 4, 2020, and the Fund's most recent shareholder report, for the period ended April 30, 2020, are all incorporated by reference into this Summary Prospectus.

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or your financial intermediary, such as your investment adviser, broker-dealer, bank or insurance company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If supported by your financial intermediary, you may elect to receive shareholder reports and other Fund communications from your financial intermediary electronically. Please contact your financial intermediary for more information.

You may elect to receive all future shareholder reports in paper free of charge. If you purchase Shares of a Fund through a financial intermediary, please contact your financial intermediary to inform them that you wish to continue receiving paper copies of your shareholder reports. If you hold your account directly with the Funds, please call 800-787-7354 to make this election. Your election to receive reports in paper will apply to all Russell Investment Company Funds and other funds you hold with your financial intermediary.
Class/Ticker:    A/ROWAX, C/ROWCX, C1/ROWOX, E/ROWEX, M/RCAUX, P/RCAMX, R6/ROWRX, S/ROWSX, T/RCAAX
Class C1, Class P and Class T Shares are not currently being offered to investors and are not available for sale in any state.
Investment Objective (Non-Fundamental)

The Fund seeks to provide total return with lower volatility than U.S. equity markets.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class S Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Investments Funds. In addition, certain Financial Intermediaries (as defined below in the Additional Information section) may impose different sales loads and waivers. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges and More About Deferred Sales Charges sections and Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers and Discounts, beginning on pages 297, 301 and 380, respectively, of the Prospectus, and in the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 36, of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C, E, M, P, R6, S	Class C1	Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	2.50%
Maximum Deferred Sales Charge (Load)*	1.00%	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
*	The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#
	Share Classes
	A	C	C1	E	M	P	R6	S	T
Advisory Fee	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution (12b-1) Fees (including shareholder services fees of 0.25% for Class C1 Shares)	0.25%	0.75%	1.00%	None	None	None	None	None	0.25%
Other Expenses (including shareholder services fees of 0.25% for Class C and Class E Shares)	0.49%	0.74%	0.49%	0.74%	0.49%	0.34%	0.34%	0.49%	0.49%
Total Annual Fund Operating Expenses	1.54%	2.29%	2.29%	1.54%	1.29%	1.14%	1.14%	1.29%	1.54%
Less Fee Waivers and Expense Reimbursements	(0.52)%	(0.52)%	(0.52)%	(0.52)%	(0.62)%	(0.54)%	(0.54)%	(0.52)%	(0.52)%
Net Annual Fund Operating Expenses	1.02%	1.77%	1.77%	1.02%	0.67%	0.60%	0.60%	0.77%	1.02%
#	Until February 28, 2021, Russell Investment Management, LLC (“RIM”) has contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that such direct Fund-level expenses exceed 0.57% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.
Until February 28, 2021, Russell Investments Fund Services, LLC (“RIFUS”) has contractually agreed to waive 0.10% of its transfer agency fees for Class M Shares and 0.02% of its transfer agency fees for Class P and Class R6 Shares. These waivers may not be terminated during the relevant period except with Board approval.
“Less Fee Waivers and Expense Reimbursements” and “Net Annual Fund Operating Expenses” have been restated to adjust for waivers that were implemented during the fiscal period ended October 31, 2019 but did not reflect a full year of waiver.
“Other Expenses,” “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” have been restated to reflect expenses expected to be incurred by the Fund.
“Other Expenses” for Class A, Class C, Class C1, Class E, Class M, Class P, Class R6 and Class T Shares are based on estimated amounts for the current fiscal year as these Share Classes did not have any assets during the most recent fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Share Classes
	A	C	C1	E	M	P	R6	S	T
1 Year	$ 673	$ 180	$ 280	$ 104	$ 68	$ 61	$ 61	$ 79	$ 351
3 Years	$ 985	$ 666	$ 666	$ 435	$ 348	$ 309	$ 309	$ 358	$ 675
5 Years	$1,320	$1,178	$1,178	$ 790	$ 648	$ 575	$ 575	$ 658	$1,020
10 Years	$2,262	$2,585	$2,585	$1,790	$1,502	$1,338	$1,338	$1,511	$1,996
For Class C1 Shares, you would pay the following if you did not redeem your Shares:
1 Year $180	3 Years $666	5 Years $1,178	10 Years $2,585
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund invests principally in equity securities economically tied to the U.S., which primarily include common stocks of large and medium capitalization companies. The Fund defines large and medium capitalization stocks as stocks of those companies represented by the Russell 1000® Index and S&P 500® Index or within the capitalization range of the Russell 1000® Index and S&P 500® Index as measured at their most recent reconstitutions. The Fund also writes (sells) index call options, typically on broad-based securities market indexes (e.g., the S&P 500® Index). The Fund may also write call options on exchange-traded funds (“ETFs”) that track an equity market index. The combination of buying common stocks and selling call options is known as “call overwriting.” The Fund seeks investment results that exceed the total return of and closely correspond to the volatility of the CBOE S&P 500 BuyWrite Index through a combination of returns on equity investments and premiums (cash received) from the sale of index call options. The Fund seeks gains from writing call options and from its equity portfolio and seeks income from dividends on stocks held. Russell Investment Management, LLC (“RIM”) uses multi-factor quantitative models to select stocks (designed to seek to meet or exceed the performance of the S&P 500® Index) and guide the Fund’s sale of index call options. In addition, in order to seek gains during periods of market volatility, as represented by fluctuations in the value of the CBOE Volatility Index® (the “VIX®”), RIM may utilize a quantitative model to guide its purchase and sale of call and put options on the VIX®. The VIX® is considered a benchmark for stock market volatility.
The Fund may invest in derivatives, including purchasing or selling forwards, futures, options and swaps. The Fund may invest in other investment companies and pooled investment vehicles. The Fund may enter into repurchase agreements. The Fund may also invest in (1) U.S. corporate debt securities, (2) Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations) and (3) fixed income securities issued or guaranteed by the U.S. government or by any U.S. government agency or instrumentality. The Fund usually, but not always, pursues a strategy to be fully invested by exposing its cash to the performance of certain markets by purchasing derivatives, which typically include index futures contracts, options and/or swaps. RIM may seek to manage risk in the Fund’s portfolio by investing in securities and instruments which provide the desired exposures, adjusting the Fund’s multi-factor quantitative models, increasing cash reserves or not being fully invested. Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
•	Tracking Error Risk. While the Fund’s equity portfolio seeks to meet or exceed the performance of the S&P 500® Index, its returns may not match or achieve a high degree of correlation with the returns of the S&P 500® Index due to differences in security holdings, operating expenses, transaction costs, cash flows, operational inefficiencies and tax considerations.
•	Volatility Strategies Risk. Volatility strategies depend on mispricings based upon market anticipated volatility and realized volatility of an underlying asset. If anticipated and realized volatility are incorrectly estimated, the strategy may result in losses.
•	Equity Portfolio Correlation Risk. The effectiveness of the Fund’s index option writing strategy to reduce volatility associated with U.S. equity securities may be reduced if the Fund’s equity portfolio does not perform as expected.
•	Call Overwriting Risk. The Fund’s call option writing (selling) strategy may limit its opportunity to gain from an increase in the market value of its equity portfolio and, conversely, may not reduce the extent of Fund losses during market declines. When the Fund has written a call option on an ETF that tracks an index and is trading at a premium to its net asset value, the Fund may lose money on its written call option.
•	Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market.
•	Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
•	Securities of Other Investment Companies. Investments in other investment companies expose shareholders to the expenses and risks associated with the investments of the Fund as well as to the expenses and risks of the underlying investment companies.
•	Fixed Income Securities. Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investments in fixed income securities could lose money. In addition, the Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Fixed income securities may be downgraded in credit rating or go into default.
•	Government Issued or Guaranteed Securities, U.S. Government Securities. Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
•	U.S. Corporate Debt Securities. Investments in U.S. corporate debt securities are subject to interest rate risk and market risk, and are affected by perceptions of the creditworthiness and business prospects of individual issuers.
•	Repurchase Agreements. Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
•	Yankee Bonds and Yankee CDs. Issuers of Yankee Bonds and Yankee CDs are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks.
•	Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector, including with respect to U.S. and foreign banks, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. These developments may affect the value of the Fund’s investments more than if the Fund were not invested to such a degree in this sector. Companies in the financial services sector may be particularly susceptible to factors such as interest rate, fiscal, regulatory and monetary policy changes.
•	Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
•	Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as RIM expects. Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIM will effectively assess the Fund's portfolio characteristics and it is possible that its judgments regarding the Fund's exposures may prove incorrect. In addition, actions taken to actively manage overall Fund exposures, including risk, may be ineffective and/or cause the Fund to underperform.
•	Index-Based Investing. Index-based strategies may cause the Fund's returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.
•	Quantitative Investing. The Fund uses multi-factor quantitative models to select stocks and guide its sale of index call options. Quantitative inputs and models are generally backward-looking or use historical data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s overall exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.
•	Global Financial Markets Risk. Global economies and financial markets are becoming increasingly interconnected and conditions (including recent volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
•	Large Redemptions. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher brokerage commissions and other transaction costs, among other negative consequences.
•	Long-Term Viability Risk. The Fund has relatively low assets under management. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time. You should consider your own investment goals and risk tolerance before investing in any Fund.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period (or if the Fund has not been in operation for 10 years, since the beginning of the Fund’s operations). The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. The S&P 500® Index includes 500 leading companies in the leading industries of the U.S. economy and is meant to reflect the risk/return characteristics of the large cap universe. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.
Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at https://russellinvestments.com.

Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2019	1 Year	5 Years	Since Inception
Return Before Taxes, Class A	N/A	N/A	N/A
Return Before Taxes, Class C	N/A	N/A	N/A
Return Before Taxes, Class C1	N/A	N/A	N/A
Return Before Taxes, Class E	N/A	N/A	N/A
Return Before Taxes, Class M	18.69%	8.06%	6.87%
Return Before Taxes, Class P	N/A	N/A	N/A
Return Before Taxes, Class R6	N/A	N/A	N/A
Return Before Taxes, Class T	N/A	N/A	N/A
Return Before Taxes, Class S	18.69%	8.06%	6.87%
Return After Taxes on Distributions, Class S	18.34%	7.79%	6.59%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	11.05%	6.32%	5.42%
CBOE S&P 500 BuyWrite Index (reflects no deduction for fees, expenses or taxes)	15.68%	7.00%	6.97%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	14.29%
S&P® is a registered trademark of Standard & Poor's Financial Services LLC.
Management

Investment Adviser
The Fund’s investment adviser is RIM.
Portfolio Managers
David Pedack, a Portfolio Manager, and Nick Zylkowski, a Senior Portfolio Manager, have primary responsibility for the management of the Fund. Mr. Pedack has managed the Fund since September 2015 and Mr. Zylkowski has managed the Fund since September 2017.

Additional Information

How to Purchase Shares
Unless you are eligible to participate in a Russell Investments employee investment program, Shares are only available through a select network of banks (including bank trust departments), registered investment advisers, broker-dealers and other financial services organizations (collectively, “Financial Intermediaries”). Certain Classes of Shares may only be purchased by specified categories of investors and are only offered by certain Financial Intermediaries. There is currently no required minimum initial investment for Class A, Class C, Class C1, Class E, Class M, Class P, Class R6, Class S or Class T Shares. Each Fund reserves the right to close any account whose balance falls below $500 and to change the categories of investors eligible to purchase its Shares.
For more information about how to purchase Shares, please see Additional Information about How to Purchase Shares in the Funds' Prospectus.
How to Redeem Shares
Shares may be redeemed through your Financial Intermediary on any business day of the Funds (defined as a day on which the New York Stock Exchange (“NYSE”) is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after a Fund receives an order in proper form as determined by your Financial Intermediary. Redemption requests must normally be received by a Fund or a Fund agent prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) on a business day of the Fund, in order to be processed at the net asset value calculated on that day. Because Financial Intermediaries and Fund agents may have earlier redemption order cut off times to allow them to deliver redemption orders to the Fund prior to the Fund’s order transmission cut off time, please ask your Financial Intermediary what the cut off time is. Please contact your Financial Intermediary for instructions on how to place redemption requests.
For more information about how to redeem Shares, please see Additional Information about How to Redeem Shares in the Funds' Prospectus.
Taxes
Unless you are investing through an IRA, 401(k) or other tax-advantaged retirement account, distributions from a Fund are generally taxable to you as either ordinary income or capital gains.
For more information about these and other tax matters relating to each Fund and its shareholders, please see Additional Information about Taxes in the Funds' Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of a Fund through a broker-dealer or other Financial Intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s Web site for more information.
For more information about payments to broker-dealers and other Financial Intermediaries please see Distribution and Shareholder Services Arrangements and Payments to Financial Intermediaries in the Funds' Prospectus.

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